MILLENNIUM CELL

September 10, 2004

H. David Ramm
President & CEO

clean energy to power the world

Millennium Cell Provides Safe Hydrogen Technology to High Value Battery Markets

Micro


MILLENNIUM
CELL

Portable



Standby Power



Hydrogen on Demand™ (HOD™) technology: Safe - Clean - Easy to Use

MILLENNIUM CELL

Hydrogen → Fuel Cells → Energy

Hydrogen	Fuel Cells	

Hydrogen

Convert Hydrocarbons
- Steam Reforming
- POX
- Other

Convert H_2O
- Electrolysis { Traditional / Renewables }
- Photocatalysis
- Photobiological
- Other

Convert Chemicals
- $LiBH_4$
- $NaBH_4$
- KBH_4
- NaH
- Other

Fuel Cells

Low Temperature FC's
- PEM
- Alkaline

Medium Temperature FC's
- Phosphoric Acid

High Temperature FC's
- Solid Oxide
- Molten Carbonate

Energy

Clean, efficient Energy

Multiple Markets

MCEL Proprietary Technology
The Hydrogen on Demand™ Process

Hydrogen Generation from Sodium Borohydride

$$NaBH_4 + 2\,H_2O \xrightarrow{cat} 4\,H_2 + NaBO_2 + heat$$

- $NaBH_4 + 2\,H_2O$: An energy-dense water-based fuel
- cat: Proprietary catalyst induces rapid H_2 production
- $4\,H_2$: High-purity humidified H_2 delivered to engine or fuel cell
- $NaBO_2$: Borate can be recycled or disposed
- heat: Exothermic reaction requires no heat input

MILLENNIUM CELL

MCEL Market Strategy



$NaBH_4$
MCEL Hydrogen on Demand™ Technology
Fuel Cell
Battery Replacement
Area of Focus
Liquid Fuel/ IC Engine Replacement
Area of Interest

Path to Commercialization
Focus On Three High Value Markets

Market	Applications	Benefits of Hydrogen Fuel Cell Solution
Micro Power	• <100 W, consumer and business devices	• Superior energy density to lithium ion batteries • Enables attractive OEM and retail businesses
Portable Power	• <2 kW military, industrial and medical products	• High value for energy density • Military power systems are traditional early adopters • Favorable economics to batteries
Standby Power	• Extended runtime, battery replacement markets	• Enables long runtimes economically vs. lead acid batteries • Greater energy density and longer product lifetime than batteries

MILLENNIUM CELL

Micro Power Market Strategy

- Initial product focus on notebook PC power source
- Integrated HOD-Fuel Cell system that replaces traditional battery
- Prototype on display at Intel Developer's Forum (9/7/04 to 9/9/04)


SONY
MILLENNIUM
CELL
Hydrogen on Demand

MILLENNIUM CELL

MILLENNIUM CELL DEMONSTRATES TECHNOLOGY AT INTEL DEVELOPER FORUM FALL 2004

~ Company to Power Notebook PC with HOD/PEM Fuel Cell System ~

September 8, 2004
San Francisco, CA

"The Extended Battery Life Working group is actively working towards all-day battery life of mobile PCs. We encourage power source companies like Millennium Cell to work on and bring to market new power source technologies for notebook PCs," said Kamal Shah, Mobility Enabling Initiative Manager, Mobile Platforms Group, Intel Corporation and Chairman, Mobile PC Extended Battery Life (EBL) Working Group.

MILLENNIUM CELL

Large And Growing Market Opportunity For Micro Fuel Cell Devices



Worldwide Premium Battery Market Total Available Market
(millions of units)
900
800
700
600
500
400
300
200
100
0
Mobile Phones
Notebook Computers
PDAs
Digital Cameras
Camcorders
CAGR = 9.9%
2002
2003
2004
2005
2006
2007
2008
2009

Source: Darnell Group – "Fuel Cells for Portable Power: Markets, Manufacture and Cost "

MILLENNIUM CELL

The MCEL Advantage

	HOD/PEM	Li-ion	DMFC	RMFC
Targeted Run Time	**8-10 hrs**	3 hrs	5-10 hrs	8-10 hrs
System Size	**Fits into Notebook Computers**	Fits into Notebook Computers	**Does not fit into Notebook Computers**	Fits into Notebook Computers
Cost	PEM FC currently more expensive than batteries	Laptop size: $100-130/battery pack to the consumer	DMFC is expensive due to high Pt loading	PEM FC currently more expensive than batteries
Safety	Non-flammable in solution and environmentally benign	Already in consumer use	Flammable and human toxic	Flammable and human toxic
Electrical Efficiency	~50%	N/A	~20%	~50%
Operating Temperature	60-80 °C	< 60 °C	60-80 °C	~250 °C reformer
Regulatory	Must follow DOT/UN Approval Process	Limited quantity of Li allowed on airplanes	Must follow DOT/UN Approval Process	Must follow DOT/UN Approval Process

MILLENNIUM CELL

Portable Power Market Strategy

- Targeting military and industrial portable power applications
- Capitalize on interest and funding by military agencies to develop products
  - One-third weight, higher energy density relative to lithium batteries
  - Easy to store, non-flammable, safe
  - Quiet operation, low thermal signature
- Partner with fuel cell companies to develop complete fuel cell systems for target portable power applications

MILLENNIUM CELL

Portable Power Program

- Partnering with Protonex for U.S. Airforce
- Product to replace BA 5590 battery commonly used in military field missions
- Designed to last for 72 hours and will weigh one-third of existing battery currently in use
- Initial prototype completed end of 2004, ready for military field trials mid 2005.

MILLENNIUM CELL

Portable Power Program



- Final prototype consists of 6 x 360 Wh HOD™ Fuel Cartridges
- Overall Energy Density of 467 Wh/kg

Standby Power Market Strategy

- Targeting existing market for stationary lead acid batteries
- Partner with fuel cell OEMs to offer alternative to compressed hydrogen fuel
- Capitalize on commercial interest as well as funding by military agencies to develop products

Standby Power Prototype




SPENT FUEL
SPENT FUEL
SPENT FUEL
SPENT FUEL
SPENT FUEL

- Stored energy equivalent to 11 hydrogen gas cylinders
- Meets stringent siting requirement
- Fuel packages weigh less than one-third of the cylinder equivalent
- Funding from U.S. based fuel cell manufacturer

MILLENNIUM CELL

Overall Development Strategies

- Internal
  - Talented scientific team
  - Valuable intellectual property
  - Ability to leverage our HOD™ technology
- Partnerships
  - Existing partners for portable and supply chain
  - Ongoing discussion with micro and standby partners
  - Active funding and research support
- Government Programs/Funding
  - Two programs to date
  - Several proposals pending
  - Pipeline of opportunities to pursue

MILLENNIUM CELL

Near-Term/Long-Term Strategy
"What to Look For"

- Milestones
  - Demonstrate integrated HOD™/PEM fuel system for PC battery replacement
  - Identify partner for micro in next several months
  - Announcement of prototype completion in portable by year-end
  - Obtain additional government and other product development funding
  - Limit cash burn to < $7 million in 2004
  - Next generation integrated flat panel fuel cell system for micro applications (2005)

MILLENNIUM CELL

Focus on Cash Consumption

	As of December 31		
($'s in millions)	2002	2003	2004 (Est.)
Cash Burn (exc. financings)	$13.0	$10.3	$ 7.0
Unrestricted Cash	$ 8.0	$ 6.0	$ 8.6[(1)]

- **Cash burn in 2004 expected to be nearly 1/2 of 2002 and 2/3 of 2003 levels.**
- **Focused, managed cash consumption is a cornerstone of our business plan.**
- **Company has unrestricted cash to fund operations into 2006.**

____

(1) Assumes issuance of $4.0M of unsecured debentures in second half of 2004 under our existing PIPE financing which closed in February of 2004.

MILLENNIUM CELL

Compelling Investment Opportunity

- Unique, proprietary technology offers competitive energy alternative to traditional battery solutions
- Multiple market drivers fueling interest and spending
- Streamlined focus on three primary end markets that provide most direct path to commercialization of technology
- Goal-oriented product development strategies based on internal progress, joint ventures, and government partnerships
- Clearly defined benchmarks of progress